UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

☐	Definitive Information Statement
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

GREENPRO CAPITAL CORP.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

GREENPRO CAPITAL CORP.

B-23A-02, G-Vestor Tower

Pavilion Embassy, 200 Jalan Ampang

50450 W.P. Kuala Lumpur, Malaysia
Telephone: +60 3 8408-1788

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NO VOTE WILL BE TAKEN AT THE ANNUAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

To Be Held on November 26, 2025

To the Stockholders of Greenpro Capital Corp.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Greenpro Capital Corp. (the “Company”) will be held on November 26, 2025, at 9:00 a.m. local time, at the Company’s principal executive offices at B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia.

No matters are being submitted to a vote of stockholders at the Annual Meeting. Accordingly, no proxies are being solicited, and this Information Statement is furnished solely for informational purposes pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C thereunder.

The record date for determining stockholders entitled to receive this Information Statement is the close of business on October __, 2025. This Information Statement, including the Notice of Annual Meeting of Stockholders, will be mailed to stockholders on or about November ___, 2025.

GENERAL INFORMATION

This Information Statement is being filed with the Securities and Exchange Commission pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is being furnished to the Company’s stockholders in connection with corporate actions approved by the Board of Directors on October 21, 2025 and taken by written consent of the stockholders holding a majority of the Company’s outstanding common stock on October 22, 2025. The actions include the election of the Company’s current directors for an additional term and the ratification of the appointment of SFAI Malaysia PLT as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and the date of the Annual Meeting, which will be held on November 26, 2025.

As of October 22, 2025, the Company had 8,375,813 shares of common stock outstanding. Each share is entitled to one vote on each matter. These shares represent the total outstanding common stock eligible to vote as of such date. Stockholders holding a majority of the outstanding shares have executed written consents approving the actions described herein in accordance with Nevada Revised Statutes § 78.320 and the Company’s Bylaws. No further stockholder’s approval is required.

The record date for determining stockholders entitled to receive this Information Statement was fixed by the Board of Directors as the close of business on October __, 2025, in accordance with Section 78.350 of the Nevada Revised Statutes and the Company’s Bylaws. Pursuant to Section 78.320 of the Nevada Revised Statutes and the Company’s Bylaws, action was taken by written consent of the holders of a majority of the voting power of the Company’s outstanding common stock.

This Information Statement is first being mailed to stockholders on or about November __, 2025.

In accordance with Exchange Act Rule 14c-2(a) under the Securities Exchange Act of 1934, this Information Statement is being mailed to stockholders of record at least ten (10) calendar days prior to the date of the Annual Meeting.

NO VOTE WILL BE TAKEN AT THE ANNUAL MEETING. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Purpose of this Annual Meeting Without Voting or Proxy Solicitation

The Annual Meeting will be held in compliance with Nasdaq Listing Rule 5620(a), which requires each Nasdaq-listed company to hold an annual meeting of stockholders within one year of the end of its fiscal year, regardless of whether any matters are submitted for stockholder approval. No items are being presented for stockholder action, and the Company is not soliciting proxies. The purpose of the meeting is to provide stockholders with an opportunity to receive information about the Company’s operations and performance, review recent business developments, and discuss the Company’s strategic direction with management. The meeting will include presentations by management and an open question-and-answer session designed to promote transparency and maintain engagement with stockholders, even when no specific corporate actions require approval. Holding such an informational annual meeting satisfies Nasdaq’s governance requirements while allowing the Company to communicate directly with its stockholders regarding its financial condition, strategy, and outlook.

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT AND ANNUAL MEETING

Q: Why am I receiving this Information Statement?

A: You are receiving this Information Statement because you were a stockholder of record of the Company as of the record date established by the Board of Directors. This document provides information regarding corporate actions that have already been approved by written consent of the Board of Directors and by stockholders holding a majority of the Company’s outstanding shares, as required by Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C thereunder. This Information Statement also includes the Notice of Annual Meeting of Stockholders.

Q: What is the Notice of Annual Meeting of Stockholders?

A: The Notice of Annual Meeting of Stockholders accompanies this Information Statement to inform stockholders of the date, time, and location of the Annual Meeting. The Notice of Annual Meeting of Stockholders satisfies the notice and disclosure requirements of the Securities Exchange Act of 1934 and the Company’s Bylaws, and it also fulfills Nasdaq Listing Rule 5620(a), which requires each Nasdaq-listed issuer to hold an annual meeting of stockholders within one year of the end of its fiscal year, even when no matters are submitted for a vote, to ensure stockholder engagement and transparency. The Notice of Annual Meeting of Stockholders does not solicit proxies or request any voting action; it is provided solely for informational purposes to ensure that all stockholders are aware of the meeting and may attend if they wish.

Q: Are any matters being submitted for a vote at the Annual Meeting?

A: No. All actions described in this Information Statement—including the election of directors and ratification of the independent registered public accounting firm —have already been approved by written consent of stockholders holding a majority of the Company’s outstanding common stock. Accordingly, no matters will be submitted for a vote, and stockholders are not being asked to execute proxies.

Q: Why is the Company holding an Annual Meeting if no vote will occur?

A: Nasdaq Listing Rule 5620(a) requires every Nasdaq-listed company to hold an annual meeting of stockholders each fiscal year, regardless of whether any matters are submitted for stockholder approval. The Annual Meeting is therefore being held for informational and discussion purposes only, allowing management to provide updates on the Company’s financial performance, business operations, and strategy, and to answer questions from stockholders. This approach promotes transparency, accountability, and compliance with Nasdaq’s corporate-governance requirements.

Q: Will proxies be solicited in connection with the Annual Meeting?

A: No. Because all required stockholder approvals have already been obtained by written consent, no proxies are being solicited, and no proxy materials or proxy cards are being distributed. This Information Statement and Notice of Annual Meeting of Stockholders are being furnished solely for informational purposes in accordance with Exchange Act Rule 14c-2(a).

Q: What will be discussed at the Annual Meeting?

A: The Annual Meeting will include reports from management regarding the Company’s operations and financial results, updates on ongoing strategic initiatives, and a discussion of the Company’s outlook for the coming year. The meeting will also include an open question-and-answer session to allow stockholders to engage directly with management.

Q: When and where will the Annual Meeting be held?

A: The Annual Meeting will be held on November 26, 2025, at 9:00 a.m. local time, at the Company’s principal executive offices at B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia.

Q: What should stockholders do now?

A: No action is required. This Information Statement and accompanying Notice of Annual Meeting of Stockholders are being provided for your information only. You are welcome to attend the Annual Meeting in person; however, no votes will be taken, and no proxies or other stockholder actions are requested or required.

ELECTION OF DIRECTORS

General

The election of the individuals in the chart below to serve as directors of the Company was approved on October 21, 2025, by our Board of Directors and on October 22, 2025, by the written consent of the stockholders holding a majority of the Company’s outstanding common stock. Each director will hold office until the next annual meeting of stockholders or until his or her successor has been duly elected and qualified.

Each member of our current Board of Directors was re-elected for an additional term.

Name	Position	Independent (Nasdaq Rule 5605)	Committee Memberships
Lee, Chong Kuang	Chief Executive Officer, President & Director	No	—
Loke, Che Chan Gilbert	Chairman of the Board, Chief Financial Officer, Secretary & Treasurer	No	—
Sheth, Prabodh Kumar Kantilal H	Non-Executive Director	No	—
Han, Mean Kwong	Independent Director	Yes	Audit (Chair & Financial Expert), Compensation, Nominating (Chair)
Chuchottaworn, Srirat	Independent Director	Yes	Audit
Chew, Chee Wah	Independent Director	Yes	Audit, Compensation (Chair), Nominating
Wong, Christopher Yu Nien	Independent Director	Yes	Audit, Compensation, Nominating

Biographical Information

Lee Chong Kuang (CK Lee), age 52, has served as our Chief Executive Officer, President, and Director since July 19, 2013. During the period from July 19, 2013, to June 5, 2019, he served as Chairman of the Board. From 2003 until January 2015, Mr. Lee served as a director of Asia UBS Global Ltd, a Hong Kong company, which he founded in 2003. He served as director, Chief Financial Officer and Treasurer of Odenza Corp. from February 4, 2013, to April 29, 2016. He also served as the Chief Financial Officer and director of Moxian Corporation from October 2012 until December 2014. Mr. Lee served as director of Greenpro Talents Ltd. from November 16, 2015, to June 6, 2017. Mr. Lee served as director of GC Investment Management Limited, which is the investment manager of Greenpro Asia Strategic SPC, since April 6, 2016. From 1997 to 2000, Mr. Lee worked at K. Y. Ho & Co., Chartered Accountants. He began his professional career with Siva Tan & Co., a Chartered Accountant firm in Malaysia, in 1995, where he remained until 1997. As a qualified member of the ACCA and the Malaysian Institute of Accountants, Mr. Lee earned his professional qualification from the Hong Kong Institute of Certified Public Accountants and extended his professional services covering accounting, tax, corporate structuring planning, with special focus on cross-border clients, in addition to his accounting software businesses. Mr. Lee founded the Cross-Border Business Association (CBBA), a non-governmental organization registered under the Hong Kong Societies Ordinance, to provide professional advice and information on cross-border business for its investment members. For the Cross-Border Investment, especially in the mining resources companies, which are growing fast, since 2011, Mr. Lee continues to support his clients by using a cloud platform to strengthen his clientele using technological advancement and models such as SaaS, PaaS, etc., for accounting and management solution purposes. Mr. Lee brings to the Board of Directors his business leadership, corporate strategy and accounting and financial expertise.

Loke Che Chan Gilbert, age 70, has served as our Chief Financial Officer, Treasurer, Secretary and Director since July 19, 2013. Effective from June 6, 2019, he serves as Chairman of the Board. Mr. Loke has more than 35 years of experience in accounting. He was trained and qualified with UHY (formerly known as Hacker Young), Chartered Accountants, one of the large accounting firms based in London, England, between 1981 and 1988. His extensive experience in auditing, accounting, taxation, SOX compliance and corporate listing has prompted him to specialize in corporate advisory, risk management and internal controls serving those small and medium-sized enterprises. From September 1999 until June 2013, Mr. Loke served as an adjunct lecturer in ACCA P3 Business Analysis at HKU SPACE (HKU School of Professional and Continuing Education), which is an extension of the University of Hong Kong and provides professional and continuing education. Mr. Loke worked as an independent, non-executive director of ZMay Holdings Limited, a public company listed on the Hong Kong Stock Exchange from January 2008 to July 2008 and as Chief Financial Officer for Asia Properties Inc. from May 31, 2011, to March 28, 2012, and Sino Bioenergy Inc., with both companies listed on the OTC Markets in the US, from 2011 to 2012. Mr. Loke has served as the Chief Executive Officer and a director of Greenpro Resources Corporation since October 16, 2012. He has also served as the Chief Executive Officer and a director of Moxian Corporation from October 2012 until December 2014. Mr. Loke served as an independent director of Odenza Corp. from February 2013 to May 2015. He has also served as the Chief Financial Officer, Secretary, Treasurer, and a director of CGN Nanotech, Inc. from September 4, 2014, to September 28, 2016. Mr. Loke served as director of Greenpro Talents Ltd. from November 16, 2015, to June 6, 2017. Mr. Loke served as director of GC Investment Management Limited, which is the investment manager of Greenpro Asia Strategic SPC, since April 6, 2016. Mr. Loke earned his MBA degree from Bulacan State University, Philippines, and earned his professional accountancy qualifications from the ACCA, AIA and HKICPA. He also earned other professional qualifications from the HKICS, ICSA as a Chartered Secretary, FPAM - Malaysia as a Certified Financial Planner, ATIHK as a tax adviser in Hong Kong and CWM Institute as a Chartered Wealth Manager in Hong Kong. Mr. Loke brings to the Board of Directors accounting and financial expertise and business leadership.

Sheth, Prabodh Kumar Kantilal H, age 62, joined us as an Independent Director of the Company on March 1, 2024. On May 31, 2024, the Board re-designated Mr. Sheth from an Independent Director to a Non-executive Director, and Mr. Sheth resigned from his positions as chairman of the Board’s Audit Committee and Compensation Committee and member of the Nominating and Corporate Governance Committee effective June 1, 2024. Mr. Sheth is a Chartered Public Accountant with the American Institute of Certified Public Accountants. Mr. Sheth has over 30 years of experience in accounting, auditing, business advisory, computer risk management, IT, and executive management. He started his career at Arthur Andersen & Co., an American accounting firm, from December 1986 to August 1996 as a senior manager serving in its Los Angeles office and Kuala Lumpur office for 6 years and 4 years, respectively. During his tenure there, Mr. Sheth’s key roles were to provide audit and assurance services for both public and private companies and to build up a computer risk management division. From August 1996 to June 2008, Mr. Sheth served as executive director as well as investor of Com-Line Systems Sdn. Bhd., a Malaysian company specializing in the development of standard application packages and providing turnkey solution development services. In this role, he supervised the whole process of project delivery from product development, system implementation, sales and marketing, finance, human resources, and operations. From July 2008 to December 2016, he served as Chief Executive Officer of Clever Edge Sdn. Bhd., a Malaysian company, principally provides IT services and consulting services in accounting systems. Since May 2016, Mr. Sheth has served as Chief Executive Officer and director of ICEE International Sdn. Bhd., a Malaysian company specializing in energy savings and providing an autonomous climate-tech solution for chiller optimization. Since May 2022, he has served as Chief Operating Officer of Cognitive Digital Sdn. Bhd., a Malaysian company providing technical and advisory support for the clients in their digital transformation projects and planning for optimizing allocation of resources. Mr. Sheth earned a Bachelor of Science degree in accounting from Illinois State University in 1986. Mr. Sheth brings to the Board of Directors his significant senior executive leadership experience, as well as relevant experience in auditing and assurance, risk management, information technology and product development.

Han, Mean Kwong, age 70, joined us as an Independent Director of the Company on March 1, 2024. Mr. Han is a Chartered Accountant with the Chartered Accountants Australia and New Zealand and the Malaysian Institute of Accountants. Mr. Han has 50 years of experience in accounting, auditing, taxation, consulting, and training. He started his career at Yuen Tang & Co., a Malaysian CPA firm, from March 1974 to June 1976, as an articled clerk and subsequently moved to another Malaysian CPA firm, Larry Seow & Co., as an audit and tax assistant from July 1976 to September 1979. From October 1979 to August 1981, he served as assistant accountant of UMW (Malaya) Sdn. Bhd., a heavy equipment distributor in Malaysia. From September 1981 to March 1983, he served as the accountant of Tampoi Oil Products Sdn. Bhd., a palm oil refinery in Malaysia. From February 1990 to March 1992, he served as financial controller at San Hin Welding & Construction Sdn. Bhd., a construction company in Brunei. He served as principal of a CPA firm in Malaysia, C T Lim & Co., from January 1998 to December 2002. Mr. Han established his own consulting company, Serba Management Services Sdn. Bhd. in Malaysia, providing management consulting and company secretarial services from April 1983 to December 1997. Since January 2003, he has established another consulting company, Arrow Training Sdn. Bhd. in Malaysia, principally providing training, finance, and human resources services. He has also provided corporate advisory and training services on a freelance basis since April 2013. Mr. Han earned a bachelor’s degree in commerce in accounting from Nelson Marlborough Institute of Technology in New Zealand in 1996. Mr. Han brings to the Board of Directors his extensive experience in accounting, auditing, taxation, consulting, and training.

Chuchottaworn, Srirat, age 57, joined us as an Independent Director on October 18, 2015. Ms. Chuchottaworn has more than 25 years of experience in the IT and consulting business. In 1997, she became an SAP consultant for finance and controlling (FI/CO) and held a certificate of FI/CO. In 2004, she founded I AM Group and has been the group director since then. She is an experienced project manager and holds multiple SAP certifications. She earned a bachelor’s degree in engineering from King Monkut’s Institute of Technology, Ladkrabang, and a Master of Science in Information Technology from Chulalongkorn University. Ms. Chuchottaworn brings to the Board her business leadership and experience and familiarity with conducting business in Thailand.

Chew, Chee Wah, age 61, joined us as an Independent Director of the Company on June 1, 2024. Mr. Chew is a fellow member of the Association of Taxation and Management Accountants (ATMA), Australia. Mr. Chew has over 35 years of experience in corporate management, advisory and restructuring. He started his career at Crestline Corporation Sdn. Bhd., a Malaysian company providing general contracting, computer equipment and printing services, as one of the co-founders and a director from January to October 1985, and subsequently founded another Malaysian company, Unique Computer House Sdn. Bhd., specializing in computer hardware and software sales, as a major shareholder and director from October 1985 to December 1990. From July 1993 to September 2008, Mr. Chew served as an advisor in both public and private entities including a role of personal advisor to managing director in Shougang Concord Grand (Group) Limited (0730.HK), a company listed on the Main Board (the “Main Board”) of the Stock Exchange of Hong Kong Limited (the “SEHK”) for the year of 1993 and Shenzhen International Holdings Limited (0152.HK), a red chip company listed on the Main Board of the SEHK for the years of 1993 to 1995, respectively. From 2003 to 2004, Mr. Chew served as China advisor of the University of Wales, UK, and Binary University College, Malaysia, respectively, principally responsible for recruiting overseas students from China for the universities. From March 2006 to September 2008, he was appointed by another Main Board company, Uni-Bio Science Group Limited (0690.HK), as group general manager and subsequently promoted to become group advisor from 2007. From December 2011 to April 2014, he served as corporate finance advisory manager of Deloitte & Touche Financial Advisory Services Limited (“Deloitte”). During his tenure at Deloitte, he principally worked in Shenzhen, China, and provided advisory services to both corporate and private clients on mergers and acquisitions (M&A) or securities listing projects. Since November 2014, Mr. Chew has served as a director of various companies listed on the Main Board or the Growth Enterprise Market (the “GEM”) of the SEHK. From November 2014 to May 2015, Mr. Chew was appointed as a non-executive director and chairman of the board of directors (the “BOD”) by a Main Board company, Golden Shield Holdings (Industrial) Limited (2123.HK), primarily responsible for overseeing the company’s restructuring exercise and legal proceedings. From May 2014 to April 2016, he was appointed as an executive director and chairman of the BOD of hmvod Limited (formerly known as “Tai Shing International (Holdings) Limited”), a company listed on the GEM of the SEHK (8103.HK). From March 2017 to November 2022, he was appointed as an executive director of another Main Board company, Natural Dairy (NZ) Holdings Limited (0462.HK), and was primarily responsible for the restructuring of the company. From July 2021 to May 2022, Mr. Chew served Solomon Financial Press Limited, a subsidiary of the GEM company, Jisheng Group Holdings Limited (8133.HK), as Chief Operating Officer for the period of July 2021 to February 2022 and subsequently transferred to be Chief Investment Officer. Since October 2023, Mr. Chew has served as an independent and non-executive director of Imperial Pacific International Holding Limited (1076.HK), a company listed on the Main Board of the SEHK. Mr. Chew earned a Doctor of Philosophy (PhD) degree in business administration from Nueva Ecija University of Science and Technology (NEUST) in the Republic of the Philippines in 2013. Mr. Chew brings to the Board his extensive experience in mergers and acquisitions, corporate management, advisory and restructuring.

Wong, Christopher Yu Nien, age 50, joined us as an Independent Director of the Company on June 1, 2024. Mr. Wong is a Chartered Member (Chartered MCSI) of the Chartered Institute of Securities & Investment (CISI), United Kingdom (UK), and is a registered Trust and Estate Practitioner (TEP) of the Society of Trust and Estate Practitioners (STEP). Mr. Wong was conferred the Knight Companion of The Most Esteemed Order of the Crown of Pahang, Darjah Indera Mahkota Pahang (DIMP), for his rendering meritorious service to the State of Pahang in Malaysia and carries the title Dato’. From 1999 to 2002, Mr. Wong worked in Hong Kong as a registered foreign lawyer in the global capital markets practice group in a global law firm, Allen & Overy. In 2001, he was called to the English Bar as a barrister-at-law with The Honourable Society of Lincoln’s Inn. For the next decade, from 2002 to 2011, he worked as transaction and execution counsel in a global European financial institution, Deutsche Bank AG (Deutsche Bank), and served as a director of one of Deutsche Bank’s branch companies in Hong Kong, DB Trustees (Hong Kong) Limited. From 2011 to 2020, he moved to The Bank of New York Mellon (BNY Mellon), a global US trust and custody bank, initially served as managing director and associate general counsel responsible for the bank’s issuer and collateral support legal teams in Asia Pacific and subsequently was promoted to become Asia Pacific head of relationship management for the bank’s corporate trust business in the Asia Pacific region. He also served as a director of one of BNP Mellon’s branch companies in Hong Kong, BNY Mellon Trustee Company (Hong Kong) Limited. From 2020 to 2021, Mr. Wong served as general counsel in Claritas HealthTech Pte. Ltd., an emerging Artificial Intelligence (AI) Healthtech startup company in Singapore. During 2021 to 2023, he served as Head of Capital Markets North Asia of Intertrust Group, a European corporate service firm as founder of its capital markets and corporate trust business in North Asia based in Hong Kong, building a new client base and servicing platform from ground-up, covering client segments such as investment banks, sovereign agencies, regulatory technology (RegTech) companies and financial technology (FinTech) companies. Mr. Wong founded FYDUS Group, a fiduciary and professional solution provider in Asia and the Middle East and has served as Chief Commercial Officer since 2023. Mr. Wong was admitted as an Advocate and Solicitor of the High Court of Malaya in December 2021. He has been a partner of a legal firm in Kuala Lumpur, Malaysia, Chow Kok Leong & Co., with a focus on cross-border banking, trust, and capital markets transactions since early 2024. Currently, Mr. Wong serves on the board of Bauhinia ILBS 1 Limited, the first Hong Kong publicly listed company sponsored by a Hong Kong government agency to issue the first Hong Kong-listed asset-backed securities based on infrastructure project loans. Mr. Wong was awarded a Bachelor of Laws (LLB) degree from the University of Leicester, UK, in July 1997. Mr. Wong brings to the Board of Directors his extensive knowledge and experience in cross-border banking, trust, and capital markets.

Bylaw Provisions

The election of directors was effected pursuant to Article II, Section 2 of the Company’s Bylaws, which provides that directors shall be elected at each annual meeting of stockholders by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, and pursuant to Article II, Section 3 of the Company’s Bylaws, which states that any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action, subject to the provisions of Section 78.320 of the Nevada Revised Statues.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

On October 21, 2025, the Company’s Board of Directors approved the appointment of SFAI Malaysia PLT as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. On October 22, 2025, the appointment was ratified by the written consent of stockholders holding a majority of the outstanding shares in accordance with Article II, Section 3 of the Company’s Bylaws.

A representative of SFAI Malaysia PLT is not expected to be present at the Annual Meeting.

The aggregate fees billed by SFAI Malaysia PLT for audit services for the fiscal years ended December 31, 2024, and 2023 were US $0 and US $0, respectively, since they were engaged by us on September 10, 2025.

The aggregate fees billed by JP Centurion & Partners PLT for audit services for the fiscal years ended December 31, 2024, and 2023 were approximately US $165,000 and US $165,000, respectively.

The foregoing amounts are consistent with the fees disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

The Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting firm, consistent with applicable Securities and Exchange Commission rules. All such services provided by SFAI Malaysia PLT were pre-approved by the Audit Committee.

BOARD AND STOCKHOLDER WRITTEN CONSENTS

On October 21, 2025, the Company’s Board of Directors approved the election of the directors named above, the appointment of SFAI Malaysia PLT as the Company’s independent auditor for the fiscal year ending December 31, 2025, and the date of the annual meeting of stockholders.

Stockholders holding a majority of the Company’s outstanding common stock approved the election of the directors named above and ratified the appointment of SFAI Malaysia PLT as the Company’s independent auditor for the fiscal year ending December 31, 2025. The actions were approved concurrently via a single written consent executed on October 22, 2025, by stockholders holding 4,221,951 shares of common stock, representing 50.41% of the outstanding common stock. The record date of such action by written consent was October 21, 2025. As of such date, there were 8,375,813 outstanding shares of common stock, each with one vote per share, which constitute the Company’s only outstanding voting securities. The Company is not asking you for a proxy, and you are requested not to send the Company a proxy.

Action	Votes in Favor	Percentage Voting in Favor
The election of the directors named above to serve until the next annual meeting or until their successors are elected and qualified	4,221,951	50.41%
Ratification of the appointment of SFAI Malaysia PLT as the Company’s independent auditor for the fiscal year ending December 31, 2025	4,221,951	50.41%

The written consents satisfy the requirements of Nevada Revised Statutes § 78.320 and the Company’s Bylaws for stockholder action taken without a meeting. Accordingly, no proxies are being solicited, and no additional stockholder approval is required at the Annual Meeting.

Under Nevada law, stockholders are not entitled to appraisal or dissenters’ rights in connection with the corporate actions described in this Information Statement, and, as such, no appraisal or dissenters’ rights will be provided.

INTEREST OF CERTAIN PERSONS IN MATTERS ACTED UPON

No director, executive officer, or associate thereof has any substantial interest, direct or indirect, by security holdings or otherwise, in matters acted upon, other than their election to office.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid or accrued during the fiscal years ended December 31, 2024, and 2023 to the Company’s principal executive officer and its other most highly compensated executive officers:

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)	All Other Compensation (US$)	Total (US$)
Lee, Chong Kuang – Chief Executive Officer and President	2024	299,000	—	—	—	26,000	325,000
Lee, Chong Kuang – Chief Executive Officer and President	2023	299,000	—	—	—	26,000	325,000
Loke, Che Chan Gilbert – Chief Financial Officer, Treasurer & Secretary	2024	299,000	—	—	—	26,000	325,000
Loke, Che Chan Gilbert – Chief Financial Officer, Treasurer & Secretary	2023	299,000	—	—	—	26,000	325,000

No stock options, stock appreciation rights, or other equity awards were granted to any named executive officer during 2024 or 2023.

Each of Mr. Loke, Che Chan Gilbert, our Chief Financial Officer, Secretary, Treasurer and Director, and Mr. Lee, Chong Kuang, our Chief Executive Officer and Director, signed an employment agreement on July 28, 2020. The employment agreement came into effect on September 1, 2020, and would expire on August 31, 2023. The terms of the agreement were the same as those of the previous employment agreements.

Under the terms of the agreements, each of Messrs. Loke and Lee was entitled to receive a monthly salary of $13,000 and a monthly housing allowance of $2,000, plus one month’s additional salary and housing allowance by the end of each year. All of these were payable in the equivalent amount of Hong Kong Dollars. Any variances in compensation amounts were mainly due to fluctuations in currency exchange.

On January 28, 2021, each of Messrs. Loke and Lee signed a revised employment agreement. The terms of the revised employment agreements, except that the monthly salary was increased to $23,000 effective January 1, 2021, are the same as those of the 2020 employment agreements.

On August 31, 2023, each of Messrs. Loke and Lee signed a new employment agreement. The employment agreement came into effect on September 1, 2023, and would expire on August 31, 2026. The terms of the agreement were the same as those of the previous employment agreements.

Messrs. Loke and Lee are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with their services on our behalf. The employment agreements also contain normal and customary terms relating to confidentiality, indemnification, non-solicitation, and ownership of intellectual property.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company is not aware of any transaction since the beginning of its last fiscal year, or currently proposed, in which the Company was or is to be a participant and in which any director, executive officer, or holder of more than five percent of the Company’s common stock had or will have a direct or indirect material interest, other than the compensation arrangements described herein.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth, as of October 22, 2025, information concerning beneficial ownership of the Company’s common stock by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares, (ii) each director and named executive officer, and (iii) all directors and executive officers as a group. Percentages are based on 8,375,813 shares of common stock outstanding.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Share Beneficially Owned (2)
Directors and Executive Officers
Lee, Chong Kuang (3) Chief Executive Officer, President and Director	1,739,034	20.76%
Loke, Che Chan Gilbert (4) Chief Financial Officer, Treasurer, Secretary and Director	1,387,084	16.56%
Sheth, Prabodh Kumar Kantilal H Director	—	—
Han, Mean Kwong Independent Director	—	—
Chuchottaworn, Srirat Independent Director	122,250	1.46%
Chew, Chee Wah Independent Director	3,632	* %
Wong, Christopher Yu Nien Independent Director	1,396	* %
Yap, Pei Ling (3) (5) Officer	165,915	1.98%
Chen, Yan Hong (6) Officer	2,640	* %
All directors and executive officers as a group (9 persons named above)	3,421,951	40.85%
Principal Stockholders
Good Girl Environmental Plant Research Center Limited (7)	455,000	5.43%

* Less than 1% of our total issued and outstanding common stock as of October 22, 2025.

(1) Except as otherwise set forth below, the business address of our directors and executive officers is B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia.

(2) Based on 8,375,813 shares of Common Stock outstanding as of October 22, 2025. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of October 22, 2025, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Comprising 1,739,034 shares of our common stock held by Mr. Lee, Chong Kuang, and 165,915 shares of our common stock held by his spouse, Ms. Yap, Pei Ling, a director of two of our subsidiaries. In the aggregate of the shares held by Mr. Lee and Ms. Yap, 1,904,949 shares or 22.74% of the total issued and outstanding shares of common stock as of October 22, 2025.

(4) Comprising 1,065,084 shares of our common stock held by Mr. Loke, Che Chan Gilbert, 200,000 shares of our common stock held by Mr. Loke’s son, Loke Sebastian Mun Foo, and 122,000 shares of our common stock held by Mr. Loke’s son, Loke Mun Hang Conrad, respectively. Mr. Loke and his sons collectively hold 1,387,084 shares or 16.56% of the total issued and outstanding shares of common stock as of October 22, 2025.

(5) Ms. Yap, Pei Ling, spouse of Mr. Lee, Chong Kuang, is a shareholder of the Company and a director of two of our subsidiaries, Asia UBS Global Limited (Belize) and Asia UBS Global Limited (Hong Kong), respectively.

(6) Ms. Chen, Yan Hong, is a shareholder of the Company and a director of our subsidiaries, Greenpro Management Consultancy Limited, Shenzhen Falcon Financial Consulting Limited, Falcon Corporate Services Limited, Falcon Accounting & Secretaries Limited, and Greenpro Financial Consulting (Shenzhen) Limited (formerly known as Greenpro Synergy Network (Shenzhen) Limited), respectively.

(7) Mr. Yeung, Tsz Tsung Ryan, exercises voting control over the shares of common stock held by Good Girl Environmental Plant Research Center Limited. The Company issued 255,000 shares of its common stock at $1.00 per share and 200,000 shares of its common stock at $1.30 per share to Good Girl Environmental Plant Research Center Limited on June 10, 2025, and June 23, 2025, respectively.

CORPORATE GOVERNANCE

Board Composition

The Board currently consists of seven members, four of whom are independent under Nasdaq Listing Rule 5605(a)(2) and meet the independence requirements of Nasdaq Listing Rule 5605 and Rule 10A-3(b)(1) under the Exchange Act. The Board has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

The Committee composition, as reconstituted effective June 1, 2024, is as follows:

Committee	Members	Chair	Primary Responsibilities
Audit	Han, Mean Kwong, Chuchottaworn, Srirat, Chew, Chee Wah, and Wong, Christopher Yu Nien	Han, Mean Kwong	Oversees accounting, audit, and financial-reporting processes.
Compensation	Han, Mean Kwong, Chew, Chee Wah, and Wong, Christopher Yu Nien	Chew, Chee Wah	Determines executive compensation and incentive plans.
Nominating and Corporate Governance	Han, Mean Kwong, Chew, Chee Wah, and Wong, Christopher Yu Nien	Han, Mean Kwong	Recommends director nominees and oversees governance policies.

Audit Committee

The Audit Committee, established on March 23, 2016, is comprised entirely of independent directors: Mr. Han Mean Kwong (Chair and Audit Committee Financial Expert), Ms. Chuchottaworn Srirat, Mr. Chew Chee Wah, and Mr. Wong Christopher Yu Nien. Each member meets the independence requirements of Nasdaq Listing Rule 5605(c)(2)(A) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. Mr. Han qualifies as the Committee’s financial expert as defined in Item 407(d)(5) of Regulation S-K.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 9, 2025, is incorporated herein by reference. The Form 10-K is available to the public on the SEC’s website at https://www.sec.gov under the Company’s profile and on the Company’s website at https://greenprocapital.com/sec-filing/. Additionally, stockholders may obtain a printed copy of the Form 10-K without charge by written request to the Corporate Secretary at the Company’s principal executive offices.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for the 2026 Annual Meeting will be announced in the Company’s future SEC filings, consistent with SEC Rule 14a-8 and the Company’s Bylaws.

No stockholder proposals were received for inclusion in this Information Statement, and no matters are being submitted for a vote at the Annual Meeting.

HOUSEHOLDING OF INFORMATION STATEMENTS

The SEC’s rules permit companies to deliver a single copy of information statements to stockholders who share the same address unless one or more stockholders request separate copies.

If you are receiving one copy at a shared address and would like separate copies mailed to you, or if you wish to discontinue householding, please contact the Company’s Corporate Secretary at the address above.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain forward-looking statements that involve risks and uncertainties. Actual results could differ materially due to factors discussed in the Company’s Annual Report on Form 10-K as filed with the SEC on April 9, 2025.

Readers should not place undue reliance on such statements, which speak only as of the date hereof.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and current reports, proxy statements, and other information with the SEC under the Securities Exchange Act of 1934, as amended. These filings are available to the public on the SEC’s website at https://www.sec.gov/ under the Company’s profile and on the Company’s website at https://greenprocapital.com/sec-filing/. Stockholders may obtain copies of these filings without charge by written request to the Corporate Secretary at the Company’s principal executive offices.

SIGNATURE

By Order of the Board of Directors

GREENPRO CAPITAL CORP.

By:	/s/ Lee Chong Kuang
Lee Chong Kuang
Chief Executive Officer and Director
Kuala Lumpur, Malaysia

Dated: October 24, 2025